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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 26, 2001


                            STILWELL FINANCIAL INC.
            (Exact name of registrant as specified in its charter)



       Delaware                           001-15253              43-1804048
-----------------------            -----------------------   -------------------
(State of Incorporation)           (Commission File Number)     (IRS Employer
                                                             Identification No.)


920 Main Street, 21/st/ Floor, Kansas City, Missouri                64105
----------------------------------------------------              ----------
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code: (816) 218-2400


                                Not Applicable
                    ---------------------------------------
         (Former name or former address, if changed since last report)
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Item 7.   Financial Statements and Exhibits

(c)       Exhibits

          Exhibit No.    Document
          -----------    --------

          99.1 News release issued by Stilwell Financial Inc., dated October 26, 2001, announcing that Stilwell's $300 million five-year revolving credit facility and its $300 million 364-day revolving credit facility were amended as of October 24, 2001 attached hereto as
                         Exhibit 99.1.



Item 9.   Regulation FD Disclosure

          Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the news release issued by Stilwell Financial Inc., dated October 26, 2001, announcing that Stilwell's $300 million five-year revolving credit facility and its $300 million 364-day revolving credit facility were amended as of
October 24, 2001.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STILWELL FINANCIAL INC.



Date: October 26, 2001            By:    /s/ Douglas E. Nickerson
                                      ------------------------------------------
                                          Douglas E. Nickerson
                                       Vice President, Controller and Treasurer
                                      (Principal Accounting Officer)